                                                                    EXHIBIT 10.5



                 STOCK OPTION AGREEMENT UNDER PVF CAPITAL CORP.
                        2000 INCENTIVE STOCK OPTION PLAN


         This Stock Option Agreement made as of the ______ day of ____________, 2000 ("Grant Date"), between PVF Capital Corp. (the "Company"), and ____________ ("Employee"/"Director"), an employee/a director of the Company or one of its subsidiaries.

                                   WITNESSETH:

         WHEREAS, on the _______ day of ____________, 2000, the shareholders duly approved PVF Capital Corp. 2000 Incentive Stock Option Plan (the "Plan") which was also approved by the Board of Directors of the Company, a true and correct copy of which has been delivered by the Company to Employee/Director and receipt of which is hereby acknowledged by Employee/Director; and

     WHEREAS, the purpose of the Plan is to promote the interests of the Company and its stockholders by providing a method whereby Employees who are key executives or directors of the Company or its subsidiaries and who are materially responsible for the management of the business of the Company may be encouraged to invest in the Company's Common Stock, thereby increasing their proprietary interest in its business, providing them with additional incentive to remain in the employ of the Company and increasing their personal interest in its continued success and progress. The Plan seeks to accomplish this purpose by granting to these Employees and Directors options ("Options") to purchase the Common Stock of the Company. It is intended that Options issued hereunder will constitute Incentive Stock Options within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). Directors are not eligible for Incentive Stock Options and therefore are granted nonqualified stock options.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, it is agreed as follows:

1. GRANT. Company hereby irrevocably grants Employee/Director the Option to purchase all or any part of an aggregate of ____________ shares of Common Stock, $.01 par value, upon the terms and conditions of this Agreement.

2. PRICE. The purchase price for each share purchased hereunder shall be $_______ (except as may be adjusted under the provisions of paragraph seven herein), which price is not less than the fair market value of such stock. However, in the case of, an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company on the date the Option is granted, the price shall not be less than 110% of the fair market value of such stock.

3. TERM. This Option granted to the Employee/Director shall terminate within 10 years from the Grant Date or upon such earlier termination as hereinafter provided. In the case of an Employee who owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company on the date the Option is granted, such Option shall terminate within five years from the date of grant.

4.   EXERCISE OF OPTION.

     (a) The Option may be exercised by Employee only as follows:

         DATE OPTION BECOMES            CUMULATIVE NUMBER OF SHARES OF COMMON
             EXERCISABLE                STOCK AS TO WHICH OPTION IS EXERCISABLE
         -------------------            ---------------------------------------
         ______________, 2000                          20%
         ______________, 2001                          40%
         ______________, 2002                          60%
         ______________, 2003                          80%
         ______________, 2004                         100%

         If the Employee's employment with the Company or any of its subsidiaries is terminated by reason of death, retirement (at age 60 or later), disability or "change in control" of the Company, all non-vested Options shall become fully vested upon the occurrence of such termination of employment and exercisable by the Employee or the Employee's estate in accordance with the Plan. "Change in Control" shall mean any one of the following events: (i) the acquisition of ownership, holding or power to vote more than 25 % of the Company's voting stock, (ii) the acquisition of the ability to control the election of a majority of the Company's directors, (iii) the acquisition of a controlling influence over the management or policies of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended), or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Company's non-employee directors as to whether or not a Change in Control has occurred shall be conclusive and binding.

     (b) An Option shall be exercised by giving a written notice to the President of the Company stating the number of shares of Common Stock with respect to which the Option is being exercised and containing such other information as may be requested and by tendering payment therefore with a cashier's check, certified check, or with existing holdings of Company stock held for at least six months.

     (c) If the aggregate fair market value of stock with respect to which the Options are exercisable for the first time by Employee during any calendar year exceeds $100,000, such Options in excess of $100,000 shall be treated as Options which are not Incentive Stock Options. The fair market value of any stock shall be determined as of the time the Option is granted.

     (d) Options issued to non-employee Directors may be exercised immediately in accordance with paragraph (c) of this Section 4.

5.   RESTRICTIONS ON TRANSFER AND EXERCISE.

     (a) Except as hereinafter provided, no Option granted pursuant to the Plan may be exercised at any time unless the holder thereof is then an Employee or Director of the Company. Options granted under the Plan shall not be affected by any change of employment so long as the grantee continues to be an Employee or Director of the Company or of a subsidiary.

     (b) The Option of Employee whose employment is terminated for any reason, other than for death, disability (as defined in Section 22(e)(3) of the Code) or discharge for cause, shall be exercisable or payable to the extent provided therein, through the earlier of the date which is three months after termination of employment or the date that such Option expires in accordance with its terms, and shall expire thereafter.

     (c) In the event of the death of Employee while an employee of the Company, or within three months after the termination of employment of Employee for other than cause, or in the event of the termination of employment of Employee for permanent disability, the Option may be exercised as follows:

          i) In the event of the death of Employee during employment or the death of the Employee within three months after the termination of employment for other than cause, each Option granted to Employee shall be exercisable or payable to the extent provided therein but not later than one year after his or her death (and not beyond the stated duration of the Option). Any such exercise or payment shall be made only: (A) by or to the executor or administrator of the estate of

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               the deceased Employee or person or persons to whom the deceased
               Employee's rights under the Option shall pass by will or the laws of descent and distribution; and (B) to the extent, if any, that the deceased Employee was entitled at the date of his or her death.


          (ii) In the case of Employee becoming disabled, the Option shall terminate on the earlier of one year after termination of employment or the date that such Option expires in accordance with its terms. During such period, the Option may be exercised by Employee with respect to the same number of shares, in the same manner and to the same extent as if Employee had continued employment during such period.

     (d) Any unexercised Option shall lapse immediately upon termination of employment of Employee through discharge for "cause". "Cause" shall mean, in the good faith determination of the Company's Board of Directors, the Optionee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. No act, or failure to act, on the Optionee's part shall be considered "willful" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company or its subsidiaries.

     (e) Each Option granted under the Plan shall, by its terms, not be transferable otherwise than by will or the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Options may transfer such Options (but not ISOs) to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to who the Optionee could have initially transferred the Options pursuant to this Section 6.3(e) shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

     (f) In order to qualify for favorable tax treatment as an Incentive Stock Option, Employee may not dispose of stock acquired under this Agreement within 2 years from the date of the granting of the Option nor within I year after the date of exercise.

     (g) Options granted to directors may be exercised at any time prior to the expiration date of said option grant. In the event of the death of the director, options may be exercised at any time prior to the expiration date of the option. Any such exercise or payment shall be made only:
          (A) by or to the executor or administrator of the estate of the deceased Director or person or persons to whom the deceased Director's rights under the Option shall pass by will or the laws of descent and distribution; and (B) to the extent, if any, that the deceased Director was entitled at the date of his or her death.

6. STOCKHOLDER AND EMPLOYMENT RIGHTS. A holder of an Option shall have none of the rights of a stockholder with respect to any of the shares subject to Option until such shares shall be issued upon the exercise of the Option.

     Nothing in the Option granted herein shall confer on Employee any right to be or to continue in the employ of the Company or any of its subsidiaries or shall interfere in any way with the right of the Company or any of its subsidiaries to terminate the employment of Employee at any time.

7. ADJUSTMENTS TO COMMON STOCK. The aggregate number of shares of Common Stock of the Company on which Options may be granted hereunder, the number of shares thereof covered by each outstanding Option and the price per share thereof in each such Option will all be appropriately adjusted for any increase or decrease in the number of shares of Common Stock of the Company resulting from a subdivision or consolidation of shares whether through reorganization, recapitalization, stock split-up or combination of shares, or the payment of a stock dividend or other increase or decrease in such shares effected without receipt of consideration by the Company. No fractional share of stock shall be issued upon the exercise of an Option, and in case a fractional share shall become subject to an Option by reason of a stock dividend or otherwise, Employee holding such Option shall not be entitled to exercise it with respect to such fractional share. Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled. Upon a dissolution of the Company, a merger or consolidation in which the Company is not the surviving corporation, or sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), every Option outstanding hereunder together with the exercise price thereof shall be equitably adjusted for any changes or exchange of Common Stock for a different number or kind of shares or other securities which results from the Transaction, provided, however, that in the event of a Transaction, then during the period thirty days prior to the effective date of such event, Employee shall have a right to exercise the Option, in whole or in part.

8. GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to sell or deliver shares under Options granted pursuant to the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by the registrations with any governmental agencies as may be required.

9. LOAN AGREEMENTS. Each Option shall be subject to the condition that the Company shall not be obliged to issue or transfer any of its Common Stock to a holder of a stock option, in the exercise thereof, if at any time the Committee of the Board of Directors shall determine that the issuance or transfer of such Common Stock would be in violation of any covenant in any of the Company's loan agreements or other contracts.

10. GOVERNING LAW. Ohio law shall govern the interpretation, application and enforcement of this Agreement and any documents executed pursuant thereto.

11. ENTIRE AGREEMENT WAIVER AND MODIFICATION. This Agreement constitutes the entire agreement between the parties and any prior understanding or representation of any kind antedating this Agreement shall not be binding upon either party except to the extent incorporated herein. No consent, waiver, modification or amendment hereof, or additional obligation assumed by either party in connection herewith, shall be binding unless evidenced by a writing signed by both parties and referring specifically hereto. No consent, waiver, modification or amendment with respect hereto shall be construed as applicable to any past or future events other than the one in respect to which it was specifically made.

12. AMBIGUITY; SEVERABILITY; CAPTIONS. This Agreement has been examined by the parties hereto. And accordingly the rule of construction that ambiguities be construed against a party which causes a document to be drafted shall not be applicable in the construction or interpretation hereof. If any part of this Agreement is held invalid for any reason, the remainder hereof shall nevertheless remain in full force and effect.



EMPLOYEE/DIRECTOR                             PVF CAPITAL CORP.



                                              By:
------------------------------                   ------------------------------
                                                         President

                                                                       Exhibit A



                                PVF CAPITAL CORP.

                        2000 INCENTIVE STOCK OPTION PLAN

                                    SECTION I

                                     PURPOSE
                                     -------

     The purpose of PVF Capital Corp. 2000 Incentive Stock Option Plan (the "Plan") is to promote the interest of PVF Capital Corp. ("Company") and its stockholders by providing a method whereby key executives (as determined by the Committee in its sole discretion) and directors ("Optionees") of the Company and its subsidiaries may be encouraged to invest in the Company's Common Stock, thereby increasing their proprietary interest in its business, providing them with additional incentive to remain in the employ of the Company and increasing their personal interest in its continued success and progress. These employees will be granted options ("Options") to purchase shares of the common stock, $.01 par value, of the Company ("Common Stock"). It is intended that Options issued hereunder will constitute Incentive Stock Options ("ISOs") within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). Non-employee directors are not eligible for Incentive Stock Options and therefore are granted nonqualified stock options ("non-ISOs").


                                   SECTION II

                                 ADMINISTRATION
                                 --------------

2.1 THE COMMITTEE. The Plan shall be administered by a Committee of the Board of Directors of the Company (the "Committee"). The Committee shall consist of not less than two non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and shall be appointed by the Board of Directors. A majority of the members of the Committee shall constitute a quorum. All decisions of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all the members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a chairman from among the members and a secretary (who need not be a member) and may make such rules and regulations for the conduct of its business as it shall deem advisable. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his or her service on the Committee. Service on the Committee shall constitute service as a Director of the Company so that members of the committee shall be entitled to indemnification and reimbursement as Directors of the Company.

2.2 AUTHORITY OF THE COMMITTEE. Subject to the express provisions of the Plan, the Committee shall have plenary authority to determine, in its discretion, the employees and directors to whom, and the time or times within which (during the term of the Option) all or a portion of such Options may be exercised. In making such determination, the Committee may take into account the nature of the services rendered or expected to be rendered by the respective employees and

                                                                       Exhibit A

     directors, their present and potential contributions to the Company's success, the anticipated number of years of effective service remaining and such other factors as the Committee in its discretion shall deem relevant. Subject to the express provisions of the Plan, Section 422A of the Code and any regulations or rulings thereunder, the Committee shall also have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and conditions of the respective Options (which terms and conditions need not be the same in each case), to impose restrictions on any shares issued upon the exercise of an Option and to determine the manner in which such restrictions may be removed, and to make all other determinations deemed necessary or advisable in administering the Plan. The Committee may specify in the original terms of any Option, or, if not so specified, shall determine whether any authorized leave of absence or absence on military or governmental service or for any other reason shall constitute a termination of employment for purposes of the Plan. The determination of the Committee on the matters referred to in the Plan shall be conclusive; provided that it shall be the Board of Directors of the Company which shall determine whether un-issued or treasury shares shall be issued upon the exercise of any Option.

2.3 OPTION AGREEMENT. Each Option shall be evidenced by an option agreement which shall contain such terms and conditions as may be approved by the Committee, and the said agreement shall be signed by an officer of the Company and the Optionee.


                                   SECTION III

                           SHARES SUBJECT TO THE PLAN
                           --------------------------

     An aggregate of 250,000 shares of Common Stock shall be subject to the Plan, subject to adjustment in accordance with Section 8 hereof. Such shares may be either authorized but un-issued shares or shares now or hereafter held in the treasury of the Company.

     In the event that any Option under the Plan expires unexercised or is terminated, surrendered or cancelled, the shares subject to such Option, or the unexercised portion thereof, shall again become available for Option under the Plan, including to the former holder of such Option, upon such terms as the Committee shall determine in accordance with the Plan and which terms may be more or less favorable than those applicable to such former Option.


                                   SECTION IV

                                  GRANTING DATE
                                  -------------

     The action of the Committee with respect to the granting of an Option shall take place on such date as a majority of the members of the Committee at a meeting shall make a determination with respect to the granting of an Option or, in the absence of a meeting, on such date as of which written designation covering such Option shall have been executed by all members of the Committee. The effective date of the grant of an Option (the "Granting Date") shall be the date specified by the Committee in its determination or designation relating to the award of such Option or, in the absence of such a specification, the date on which the action of the Committee relating to

                                                                       Exhibit A

     the award of such Option took place. However, the Granting Date shall not be later than the termination date of Section 9.2.


                                    SECTION V

                                   ELIGIBILITY
                                   -----------

     Options may be granted to key executives (which term shall be deemed to include among others, the president, any vice president, secretary, treasurer or any manager in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function, or any other person who performs similar policy making functions for the Company or any of its subsidiaries) and who on the Granting Date are in the employ of the company or one of its then subsidiary corporations, as defined in Section 425 of the Code (the "subsidiaries"). Also, Options may be granted to any Director of the Company or of a subsidiary corporation who is not also such an employee or officer of the Company or of one of its subsidiary corporations on the Granting Date. Subject to adjustment as set forth in Section VIII, the maximum number of shares for which Options may be granted to any individual participant during any calendar year shall be 10,000 shares.


                                   SECTION VI

                         TERMS AND CONDITIONS OF OPTIONS
                         -------------------------------

6.1 OPTION PRICE. Subject to the provision of Section 6.5 below, the purchase price of the Common Stock under each option shall be determined by the Committee as of the Granting Date, but shall not be less than 100% of the fair market value of the stock on the Granting Date. The fair market value of the stock shall be, for purposes of the Plan, determined in accordance with the requirements of Section 422A of the Code.

6.2 TERMS. Subject to the provisions of Section 6.5 below, the term of each Option granted under the Plan shall be for a period not exceeding ten years from the Granting Date. Each Option granted under the Plan may be exercised by the Optionee as stated in his or her individual option agreement, but in no event may any option be exercised before one year of continued employment with the Company, or a subsidiary, immediately following the Granting Date.

6.3  RESTRICTIONS ON TRANSFER AND EXERCISE.

     (a) Except as hereinafter provided, no Option granted pursuant to the Plan may be exercised at any time unless the holder thereof is then an employee or director of the Company or of a subsidiary. Options granted under the Plan shall not be affected by any change of employment so long as the Optionee continues to be an employee or director of the Company or of a subsidiary corporation.

                                                                       Exhibit A

     (b) The Option of any Optionee whose employment is terminated for any reason, other than for death, disability (as defined in Section 22(e)(3) of the Code) or discharge for cause (as defined in Section 6.3(d) below), shall be exercisable or payable to the extent provided therein, through the earlier of the date which is three months after termination of employment or the date that such Option expires in accordance with its terms, and shall expire thereafter.

     (c) In the event of the death of an Optionee (1) while an employee of the Company or a subsidiary corporation, or (2) within three months after the termination of employment of the Optionee for other than cause, or in the event of the termination of employment by an Optionee for permanent disability, the Option may be exercised as follows:

          (i) In the event of the death of an Optionee during employment or the death of the Optionee within three months after the termination of employment for other than cause, each Option granted to such Optionee shall be exercisable or payable to the extent provided therein but not later than one year after his or her death (but not beyond the stated duration of the Option). Any such exercise or payment shall be made only: (1) by or to the executor or administrator of the estate of the deceased Optionee or person or persons to whom the deceased Optionee's rights under the Option shall pass by will or the laws of descent and distribution; and
               (2) to the extent, if any, that the deceased Optionee was entitled at the date of his or her death.

          (ii) In the case of an Optionee who becomes disabled, the Option shall be exercisable or payable to the extent provided therein on the earlier of one year after termination of employment or the date that such Option expires in accordance with its terms. During such period, the Option may be exercised by an Optionee who becomes disabled with respect to the same number of shares. in the same manner and to the same extent as if the Optionee had continued employment during such period.

     (d) Any unexercised Options shall lapse immediately upon termination of employment of the Optionee through discharge for "cause". "Cause" shall mean, in the good faith determination of the Company's Board of Directors, the Optionee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. No act, or failure to act, on the Optionee's part shall be considered "willful" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company or its subsidiaries.

     (e) Each Option granted under the Plan shall, by its terms, not be transferable otherwise than by will or the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Options may transfer such Options (but not ISOs) to his or her spouse, lineal ascendants, lineal descendants, or to a duly established

                                                                       Exhibit A

          trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Options pursuant to this
          Section 6.3(e). Options which are transferred pursuant to this Section 6.3(e) shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

     (f) For the purposes of this Section, Options granted to directors may be exercised at any time prior to the expiration date of the Option. In the event of the death of the director, Options may be exercised at any time prior to the expiration date of the option. Any such exercise or payment shall be made only: (A) by or to the executor or administrator of the estate of the deceased Director or person or persons to whom the deceased Director's rights under the Option shall pass by will or the laws of descent and distribution; and (B) to the extent, if any, that the deceased Director was entitled at the date of his or her death.

6.4 MANNER OF EXERCISE. An Option shall be exercised by giving a written notice to the President of the Company stating the number of shares of stock with respect to which the Option is being exercised and containing such other information as the President may request and by tendering payment therefore with a cashier's check, certified check, or with existing holdings of Common Stock held for more than six months.

6.5  LIMITATIONS ON OPTIONS.

     (a) In the case of Options intended to qualify as ISO's, notwithstanding the provision of Sections 6.1 and 6.2 above, if an Optionee, at the time of Option is granted, owns (as defined in Section 424(d) of the Code) Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, any subsidiary thereof or of the Company's parent (if any), the option price for such Option shall be at least 110% of the fair market value of the stock subject to such Option, and such Option by its term shall not be exercisable after the expiration of five years from the date such Option is granted.

     (b) In the case of Options intended to qualify as ISOs, if the aggregate fair market value (determined as of the time the Option is granted) with respect to which Options are exercisable for the first time by Employee during any calendar year (under this Plan or any other plan of the Company and its parent and subsidiary corporations) exceeds $100,000, such Options in excess of $100,000 shall be treated as Options which are not Incentive Stock Options as defined in Section 422A of the Code.

     (c) For the purposes of this Section, parts (a) and (b) shall not apply to options granted to non-employee Directors.


                                   SECTION VII

                        STOCKHOLDER AND EMPLOYMENT RIGHTS
                        ---------------------------------

                                                                       Exhibit A

     A holder of an Option shall have none of the rights of a stockholder with respect to any of the shares subject to Option until such shares shall be issued upon the exercise of the Option.

     Nothing in the Plan or in any Option granted pursuant to the Plan shall, in the absence of an express provision to the contrary, confer on any individual any right to be or to continue in the employ of the Company or any of its subsidiaries or shall interfere in any way with the right to the Company or any of its subsidiaries to terminate the employment of any individual at any time.


                                  SECTION VIII

                           ADJUSTMENTS TO COMMON STOCK
                           ---------------------------

     The aggregate number of shares of Common Stock of the Company on which Options may be granted hereunder, the number of shares thereof covered by each outstanding Option, the maximum number of shares for which Options may be granted to any individual during any calendar year and the price per share thereof in each such Option will all be appropriately adjusted for any increase or decrease in the number of shares of stock of the Company resulting from a subdivision or consolidation of shares whether through reorganization, recapitalization, stock split-up or combination of shares, or the payment of a stock dividend or other increase or decrease in such shares effected without receipt of consideration by the Company. No fractional shares of stock shall be issued upon exercise of an Option by reason of a stock dividend or otherwise, and the grantee holding such Option shall not be entitled to exercise it with respect to such fractional share.

     Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of stock subject to the Option would have been entitled. Upon a dissolution of the Company, a merger or consolidation in which the Company is not the surviving corporation, or sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), every Option outstanding hereunder together with the exercise price thereof shall be equitably adjusted for any changes or exchange of Common Stock for a different number of kind of shares or other securities which results from the Transaction.


                                   SECTION IX

                  EFFECTIVE DATE AND TERMINATION EFFECTIVE DATE
                  ---------------------------------------------

9.1 EFFECTIVE DATE. The Plan shall become operative and in effect on the date the Plan is approved by a vote of a majority of all members of the Board of Directors provided, however. that the Plan shall be submitted to the stockholders of the Company for approval within twelve months of the date of adoption of the Plan, and if such approval shall not be obtained within that period by a vote of the holders of a majority of the total outstanding capital stock of the Company entitled to vote, voting as a single class, the Plan shall be null and void and all Options, if any, granted thereunder shall automatically be cancelled.

                                                                       Exhibit A

9.2 TERMINATION EFFECTIVE DATE. The Plan shall remain in effect until and shall terminate within 10 years from the date the Plan is adopted or the Plan was approved by the shareholders, whichever is earlier, but it may be terminated at an earlier date by action of the Board of Directors. Except as provided in paragraph 9.1 above, termination of this Plan shall not affect the rights of grantees under Options theretofore granted to purchase stock under the Plan, and, all such Options shall continue in force and operation after termination of the Plan. except as provided in subparagraph A above and except as may be terminated through death or other termination of employment in accordance with the terms of the Plan.


                                    SECTION X

                                   AMENDMENTS
                                   ----------

     The Board of Directors shall have complete power and authority to amend the Plan, provided, however, that except as expressly permitted in the Plan, the Board of Directors shall not, without the affirmative vote of the holders of a majority of the voting stock of the Company, make any amendment which would (a) abolish the Committee without designating such other committee, change the qualifications of its members, or withdraw the administration of the Plan from its supervision, (b) increase the maximum number of shares for which options may be granted under the Plan, (c) amend the formula for determination of the purchase price of shares on which options may be granted, (d) extend the terms of the Plan or (e) amend the requirements as to the employees eligible to receive Options.


                                   SECTION XI

                        GOVERNMENT AND OTHER REGULATIONS
                        --------------------------------

     The obligation of the Company to sell or deliver shares under Options granted pursuant to the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by and registrations with any governmental agencies as may be required.


                                   SECTION XII

                                 LOAN AGREEMENTS
                                 ---------------

     Each Option shall be subject to the condition that the Company shall not be obliged to issue or transfer any of its stock to a holder of an Option, in the exercise thereof, if at any time the Committee or the Board of Directors shall determine that the issuance or transfer of such stock would be in violation of any covenant in any of the Company's loan agreements or other contracts.

The Company hereby agrees to the provisions of this Plan, and in Witness Thereof, the Company causes this Agreement to be executed on this ________day of ____________, 2000.

PVF CAPITAL CORP

                                                                       Exhibit A


By:
   -----------------------------
           President


ATTEST:


--------------------------------
           Secretary